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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                       94-1347393
(Jurisdiction of incorporation or                    (I.R.S. Employer
organization if not a U.S. national                  Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                            57104
(Address of principal executive offices)             (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                            VALMONT INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                             47-0351813
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

ONE VALMONT PLAZA
OMAHA, NE                                            68154
(Address of principal executive offices)             (Zip code)

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                    6 7/8% SENIOR SUBORDINATED NOTES DUE 2014
                       (Title of the indenture securities)

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1  See Table 1 for list of additional obligors

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                                     TABLE 1

Address of each of the Guarantors listed below is One Valmont Plaza, Omaha, NE
68154.

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

---------------------------- ------------------------------- ------------------
  EXACT NAME OF GUARANTOR     STATE OR OTHER JURISDICTION OF   I.R.S. EMPLOYER
                              INCORPORATION OR ORGANIZATION    IDENTIFICATION
                                                                   NUMBER
---------------------------- ------------------------------- ------------------
Newmark International, Inc.  Delaware                            36-3061181
---------------------------- ------------------------------- ------------------
PiRod, Inc.                  Delaware                            35-1990084
---------------------------- ------------------------------- ------------------
Valmont Coatings, Inc.       Delaware                            52-2196620
---------------------------- ------------------------------- ------------------

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Item 1.  GENERAL INFORMATION. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Treasury Department
                        Washington, D.C.

                        Federal Deposit Insurance Corporation
                        Washington, D.C.

                        Federal Reserve Bank of San Francisco
                        San Francisco, California 94120

                  (b) Whether it is authorized to exercise corporate trust powers.

                        The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  FOREIGN TRUSTEE.   Not applicable.

Item 16.  LIST OF EXHIBITS.  List below all exhibits filed as a part of this
                             Statement of Eligibility.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3.    See Exhibit 2

         Exhibit 4.    Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.    Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

         Exhibit 8.    Not applicable.

         Exhibit 9.    Not applicable.

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     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     **** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the form S-4 dated May 25, 2004 of Amkor Technology, Inc. file number 333-115821.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 19th day of July 2004.


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION


                                 /s/TIMOTHY MOWDY
                                 ------------------------
                                 Timothy Mowdy
                                 Assistant Vice President

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                                    EXHIBIT 6

July 19, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                             Very truly yours,

                             WELLS FARGO BANK, NATIONAL ASSOCIATION


                             /s/TIMOTHY MOWDY
                             ------------------------
                             Timothy Mowdy
                             Assistant Vice President